Williams Capital Research Transmission Conference
January 11, 2012
Presented by:
 Mike Cashell, Vice President - Transmission
 Brian Bird, Vice President, CFO & Treasurer

Forward looking statements
During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the
Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,”
“intends,” “plans,” “believes,” “seeks,” or “will.”
The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted.  Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s public filings with the SEC.

NorthWestern Energy
Delivering a Bright Future

UTILITY
WORK
AHEAD

Outline
Who we are
 Financial update
 Investment opportunities
 Transmission development
 Public policy

Great wind profile

Battle Creek
Montana
Mill Creek
Colstrip Unit 4
Yellowstone National Park
North Dakota
Coyota 1
Minnesota
South Dakota
Big Stone
Wyoming
Iowa
Neal 4
Nebraska
Natural Gas
Electric
Electric Generating Plants
Natural Gas Reserves

Geographically positioned for success
ð Our service territory covers some of the
 best wind regimes in the nation
ð We have the opportunity to provide
 transmission services into two different
 markets (West and Midwest)
Low unemployment rates
ð A fully-regulated utility located in states
 with relatively stable economies with
 opportunity for system investment and
 grid expansion

We are a fully-regulated utility

NorthWestern Energy
Delivering a Bright Future

Energy Supply

Electric (MW)	MT	SD	Total
Base load coal	222	210	432
Other resources	150	106	256

Natural Gas (Bcf)	MT	SD	Total
Proven reserves	8.4	-	8.4
Annual production	0.55	-	0.55
Storage	18.0	-	18.0

Transmission

2010 Tx for Others	MT	SD	Total
Electric (GWh)	9,600	100	9,700
Natural Gas (Bcf)	18.3	-	18.3

System (miles)	MT	SD	Total
Electric	7,000	1,300	8,300
Natural gas	2,000	-	2,000

Distribution

Demand	MT	SD / NE	Total
Daily MWs	730	171	901
Peak MWs	1,225	341	
Annual GWhs	6,400	1,500	7,900
Annual Bcf	20.0	11.4	31

Customers	MT	SD / NE	Total
Electric	337,600	60,800	398,400
Natural gas	181,300	85,300	266,600

System (miles)	MT	SD / NE	Total
Electric	17,200	2,000	19,200
Natural gas	4,900	2,320	7,220

Note: Statistics above are as of 12/31/2010, except SD peak MW as a new summer peak was set in 2011
(1) Nebraska is a natural gas only jurisdiction
(1)
We are a fully regulated utility with a significant opportunity to fill a needed supply gap in addition to other investment projects.

NorthWestern Energy
Delivering a Bright Future

Gross Margin by Service
75% Electric
25% Natural Gas

Gross Margin by State
82% Montana
16% South Dakota
2% Nebraska

and 80% Montana and 20% South Dakota and Nebraska.

A multi-state electric & natural gas utility

The “80 / 20” rules of NorthWestern. We are approximately 80% electric / 20% natural gas
Note: Data above reflects full year 2010 results .

Outline
Who we are
 Financial update
 Investment opportunities
 Transmission development
 Public policy

A strong credit profile

Secured Credit Ratings
S&P
Moody's
Fitch
A/A2/A
A-/A3/A-
BBB+/Baa1/BBB+
BBB/Baa2/BBB
BBB-/Baa3/BBB-
BB+/Ba1/BB+
Investment Grade
2005
2006
2007
2008
2009
2010
2011

Debt Maturity Schedule (2)
Millions
$300
$250
$200
$150
$100
$50
$0
'11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 '26 '27 '28 '29 '30 '31 '32 '33 '34 '35 '36 '37 '38 '39

Significant improvementin our credit profile over the past severalyears resulting in a low to mid single A debt rating by all three major agencies. No significant maturitiesuntil after 2016.

(1) Total capitalization as of 9/30/11,excluding Basin Creek capital lease / PPA.
(2) Excludes outstanding 9/30/11commercial paper balance of $113 million.

ð Long-term targeted total debt to
 capitalization of 50-55% with a current
 capitalization of 54.9%(1)
ð Total liquidity of $210 million as of Oct 21, ’11
ð Refinanced nearly all debt in the last 2 years
 – Lowered average coupon on long-term
 debt by 1.2% and extended maturities
 – Amended and restated revolving credit
 facility extending term, increasing size
 and lowering costs.
A security rating is not a recommendation to buy, sell or hold securities. Such rating may be subject to revision or withdrawal at any time by the credit rating agency and each rating should be evaluated independently of any other rating.

2005 - 2011E*
Compounded Annual
Growth Rate (CAGR)
DIVIDEND 6.3%
EPS (Diluted) 5.4%
Dividend payout ratio
Earnins Per Share (EPS)
Dividend Payout Ratio
$2.50
$2.00
$1.50
$1.00
$0.50
$-
130%
120%
110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Target Range
DIVIDEND
EPS (Diluted)
$1.00 $1.71
$1.24 $1.00
$1.28 $1.44
$1.32 $1.78
$1.34 $2.02
$1.36 $2.14
$1.44 $2.35
2005
2006
2007
2008
2009
2010
2011E*

** 2011 estimate assumes midpoint of updated and tightened guidance range of $2.30 - $2.40 and current annualized dividend of $1.44 per share.*

A history of steady earnings and dividend growth.
Targeted dividend payout ratio 60 - 70% and currently a dividend yield of 4-5%

A history of earnings and dividend growth

A history of strong cash flows

NorthWestern Energy
Delivering a Bright Future

Components of Free Cash Flow
Millions
$300
$250
$200
$150
$100
$50
$0
($50)
($100)
($150)
($200)
2005
2006
2007
2008
2009 (1)
2010
7.6% Maintenance Capex (2)

Resulting Free Cash Flow (3)
Millions
$70
$60
$50
$40
$30
$20
$10
$0
12.1% CAGR
2005
2006
2007
2008
2009
2010

FitchRatings
"NorthWestern is one of the few companies in Fitch's utility universe that is free cash flow positive, and internal cash flows are expected to fund a large percentage of NorthWestern's future growth capex projects."
Fitch Report on NorthWestern
April 14, 2011

(1) 2009 Cash Flow from Operations is adjusted to add back pension funding in excess of expense and Ammondson settlement paid.
(2) Utility maintenance capex only, excludes investment growth projects.
(3) Free Cash Flow = Cash from Operations less Maintenance Capex and Dividends

Positive earnings trend and Net Operating Losses expected to provide strong cash flows to fund future investment.

8.3% Cash From
 Operations
6.6% Dividend Growth
Compounded Annual
Growth Rate (CAGR)

Hard assets providing value

NorthWestern Energy
Delivering a Bright Future

PP&E correlation with Market Value
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$millions
Gross PP&E
Net PP&E
Enterprise Value
Market Cap
2005
2006
2007
2008
2009
2010
Sept '11

We believe our continued investment in our system to provide an even more safe and reliable service to our customers also provides additional value for our shareholders.

11

2005-07 valuation affected by pending and
ultimately terminated acquisition

Outline
Who we are
 Financial update
 Investment opportunities
 Transmission development
 Public policy

– Distribution System Infrastructure Project (DSIP)

Additional investment opportunity details are available in the appendix.

13

Investment opportunity outlook
ð Energy Supply
 – Big Stone/Neal pollution control
 – South Dakota natural gas peaking generation
 – Montana Spion Kop Wind facility
 – South Dakota Titan Wind facility buyout
 – Other vertical integration opportunities in Montana
ð Transmission
 – Network upgrades and large generation
 interconnections
 – Colstrip 500kV upgrade
 – Mountain States Transmission Intertie (MSTI)
 – 230kV Renewable Collector System
 – South Dakota transmission opportunities
ð Distribution

Outline
Who we are
 Financial update
 Investment opportunities
 Transmission development
 Public policy

NorthWestern Energy
Delivering a Bright Future

- **Transcription**
  - Serving our states with extensive natural gas and electric transmission systems serving large territory
  - Serving the region with proposed new lines to address regional concerns
  - Role of technology in how customers interact with utility

Transmission

NorthWestern Energy
Delivering a Bright Future

- MSTI is included in the Northern Tier Transmission Group (NTTG) Biennial Planning Process
- This is a sub-regional 10-year transmission study that will focus on moving power from developing resources to growing loads.

Montana
Nevada
Colorado
New Mexico

Regional planning process
ð Coordination with other sub-
 regional planning groups and
 WECC
RED INDICATES EXISTING NTTG MEMBER TRANSMISSION

NorthWestern Energy
Delivering a Bright Future

Eastern Interconnection
Western Interconnection
Texas Interconnection
230,000 volts
345,000 volts
500,000 volts
765,000 volts
High-voltage direct current

Intermountain region - Today

Interactive Transmission Project Portal

Map
Satellite
Seattle
Washington
Spokane
Tacoma
Portland
Oregon
Idaho
Montana
Wyoming
Nevada
Utah
Colorado
California
Arizona
New Mexico
Salt Lake City
Denver
Las Vegas
Phoenix
Los Angeles
San Francisco
San Jose
Sacramento
Stockton
Fresno
Bakersfield
Boise
Helena
Missoula
Great Falls
Billings
Bozeman
Miles City
Havre
Kalispell
Williston
Dickinson
Spearfish
Rapid City
Alliance
Elko
Eugene
Medford
Redding
Chico
Reno
Yakima
Kennewick
Longview
Grand Junction
Colorado Springs
Pueblo
Longmont
Santa Fe
Albuquerque
Farmington
Flagstaff
Riverside
Amarillo
Lubbock
Clovis
Roswell
Alamogordo
Yuma
St George
Map data ©2011 Europa Technologies, Google

Intermountain region - Tomorrow
Some potential additional projects
ð 62 projects listed in the
 WECC project portal are
 proceeding through path
 rating
ð Some are shown in the
 graphic

WECC TEPPC 10-Year Regional Transmission Plan
ð Transmission Expansion Planning Policy Committee (TEPPC)
 – Funded, in part, by a grant from the U.S. Department of Energy (DOE)
 – First Interconnection-wide transmission plan
 – Some key findings
 • Some long-distance transmission to access remote renewable resources appears to be cost-effective under certain conditions
 • Utilization and congestion consistently high increases under a variety of conditions for:
 • Montana to Northwest path
 • Pacific DC Intertie and California-Oregon Intertie
 • High levels of variable generation caused unprecedented levels of conventional generation ramping and cycling

WECC Path Rating process
ð Purpose
 – Provide a formal process for rating a transmission line
 – A demonstration how a project will meet the NERC Reliability Standards and WECC Criteria
 • Attain a WECC Accepted Rating
ð This means…
 – The rating defines the capability or capacity of a transmission circuit or path to transfer power reliably and in accordance with prescribed
 Reliability Criteria in concert with other interacting paths, circuits or generators
ð MSTI’s Path Rating
 – Final in late September 2011 - several year process
 – 1500 MW north-to-south & 1100 MW south-to-north

Federal accelerated permitting
Pilot demonstration to streamline federal permitting
 and increased cooperation at federal, state and
 tribal levels
         WECC
         Rating
ð Projects    kV Miles States Process
 – Boardman-Hemingway     500 AC 300 OR-ID  P2
 – Gateway West Project     500 AC 1,100 WY-ID  P3
 – Hampton-Rochester-La Crosse   345  MN-WI  NA
 – Cascade Crossing      500 AC 210 OR  P2
 – SunZia Transmission, LLC     2-500 AC 500 NM-AR  P3
 – Susquehanna to Roseland Line  500 145 PA-NJ  NA
 – Transwest Express    500 DC 725 WY-UT  P2
ð The focus of program is to remove remaining significant hurdles that are within jurisdiction of the executive branch of the Federal Government

NorthWestern Energy
Delivering a Bright Future

ColumbiaGrid
NTTG
CAISO
WestConnect

- Satisfy six cost allocation principles for regi transmission facilities
- Allows participant-funding of new transmission facilities

ð Transmission planning
 – Regional transmission planning expanded
 – Include transmission needs driven by
  public policy
 – Coordination of transmission plans with
  neighboring regions
 – Federal right of first refusal to build
  eliminated (applies to RTOs only)
ð Transmission cost allocation
                                                                                                 onal
ð Observations
 – Potential change for non-RTO regions of the western interconnection
 – Informational regional plan (not a construction plan)
 – Regional cost allocation is not cost recovery
 – Does not replace or repeal states’ rights
FERC Order 1000
Preceded by Orders No. 888 and 890

What’s in it for customers?
ð Access to the highest quality renewable generation
 – Driven by regional renewable needs and opportunity for development
ð Reduce overall regional costs to customers
ð Access to markets
ð Support public policy initiatives
ð Doing the right things for the right reasons

Potential Montana Generation
MW
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Oct 07
Nov 08
Oct 09
Sep 10
Jul 11
Existing
Existing
Signed LGIA
In-Service
MATL
Wind
Hydro
Gas
Coal

Montana interconnection queue status

NorthWestern Energy
Delivering a Bright Future

Wind Electricity Potential
(GWh/yr) Class 4-7
Total Potential (GWh/yr)
Montana 830,504
Wyoming 733,350
New Mexico 208,090
Colorado 198,197
California 60,068
Washington 27,172
Oregon 20,572
Nevada 17,589
Utah 9,908
Idaho 9,748
Arizona 7,268
Montana's Wind Electricity Potential
Wyoming's Wind Electricity Potential
Prepared by Energy Strategies, LLC
= scale of wind resources relative to Montana's

Incremental Electricity Demand 2007-2020 and 2007-2030 (GWh/yr)
Demand 2007 - 2030
California 92,108
Arizona
40,421
25,017
Utah 22,749
Oregon 21,059
Nevada 17,494
New Mexico
Idaho 7,917
7,863
1,901
= scale of incremental demand in 2020 relative to 2030
= scale of incremental demand in 2030 relative to California's
Prepared by Energy Strategies, LLC

Montana is between resources & loads

NorthWestern Energy

Delivering a Bright Future

Great Falls Area
MONTANA
HOT SPRINGS
TAFT
GREAT FALLS
Judith Gap Area
OVANDO SWYD
JUDITH GAP AUTO
MISSOULA
Townsend Area
GARRISON
HELENA
TOWNSEND
BROADVIEW SWYD
ANACONDA
BUTTE
THREE RIVERS
COLSTRIP
ALKALI CREEK
BILLINGS
BOZEMAN
Broadview Area
Butte/Ennis Area
IDAHO
LEGEND
Existing 500 kV Lines
Existing 230 kV Lines
New 230 kV Collector Lines
500 kV Upgrade
MSTI 500 kV Line
MIDPOINT
BRADY
BORAH
POCATELLO

msti
Mountain States
Transmission Intertie

NWE proposed transmission projects
Collector System
Colstrip Upgrade
MSTI

NorthWestern Energy
Delivering a Bright Future

msti
Mountain States
Transmission Intertie

Our transmission developments
ð Observations
 – Montana major facility siting act does not easily apply to non local load service transmission development strategy
 – Transmission enables new resource to reach distant markets
 – Transmission needs must be understood in the context and time it will be needed (7-10 years in the future)

NorthWestern Energy
Delivering a Bright Future

- **Project description**
  - Ownership:

	Colstrip-Broadview	Broadview-Townsend
NorthWestern	36%	24%
Puget Sound Energy	33%	39%
Portland General Electric	14%	16%

ð Currently being developed primarily by BPA and NWE with the other owners having various levels of interest.

                            Avista Corporation                            10%                              12%
                            Pacificorp                                             7%                                8%

ð Initiallly idendified in RMATs study as being a piece of "low hanging fruit"
ð No new linear facilities required
ð 600-800 MW potential
ð BPA/NWE collaboration
Colstrip 500 kV Transmission Upgrade

Garrison
Townsend
Broadview
Colstrip
MT Intertie
BPA
CTS
(Approx. 30% owner of total line)

NorthWestern Energy

Delivering a Bright Future

Alternative Routes
Montana Routes - Townsend to Mill Creek to Stateline
Alternative A1: Preferred Route
Alternative A2: Parallel Colstrip Route
Alternative A3: Maximize Utility Corridor Route
Alternative B1: Preferred Route
Alternative B2: Sheep Creek Route
Alternative B3: I-15 Dell Route
Alternative AB1: I-15 Jefferson Valley Route
Idaho Routes - Stateline to Midpoint
Alternative C1: Preferred Route
Alternative C2: Eastern Route
Alternative C3: Western Route
Alternative C4: Sheep Creek Hill, Bingham Point Route
A2
A1
AB1
A3
Butte
Three Forks
AB1
MONTANA
Ennis
Dillon
B2
B1, AB1
B3
C1, C2
C3, C4
IDAHO
WYOMING
C2
C3
Idaho Falls
C1,C2, C4
Pocatello
Twin Falls
N
Alternative Routes
0
20
40
60
80
Miles
POWER ENGINEERS

msti
Mountain States Transmission Intertie

Mountain States Transmission Intertie
ð 500 kV AC line from Townsend MT to
 Midpoint Substation near Twin Falls ID
ð Approximately 430 miles depending
 on final route
 – 70% on State and Federal Public Lands
ð 1500 miles of alternatives
ð Advanced Stages of public siting and
 Review - began in 2007
ð 1500 MW Path Rating
ð Current Project cost is approximately
 $1 billion

NorthWestern Energy
Delivering a Bright Future

msti
Mountain States
Transmission Intertie

Who pays for export transmission?
ð In NWE’s case
 – The filings made at the Federal Energy Regulatory Commission (FERC)
 clearly show that:
 • MSTI and Collector are being primarily built to serve new generation for export
 • These documents also clearly show that those customers who directly benefit from the line, rather than the existing retail customers of
 NorthWestern Energy will pay costs
ð MSTI will be separate from the utility
 – Assets are intended to be held in a separate corporation
 – Debt will be non-recourse to the utility

NorthWestern Energy
Delivering a Bright Future

msti
Mountain States
Transmission Intertie

MSTI Public Outreach - Where have we been?
ð Public participation and involvement
 – NWE has always encouraged healthy and robust public debate!
ð A robust open process with all Stakeholders
 – Federal and state agencies, counties, landowners and project developers
ð Public Open House Meetings
 – 24 open house meetings in local communities since 2007
 – The last round in January/February 2010
ð Elected Officials Briefings
 – Over 100 and counting since 2007
 ð Agency sponsored EIS Scoping Meetings
 – 2008 - 3 meetings in MT and 3 in ID
 – 2011 - 12 Agency meetings, 7 in MT and 5 in ID
 – Ad hoc meetings continuing
 – Future public meetings and comments after DEIS issued

NorthWestern Energy
Delivering a Bright Future

msti
Mountain States
Transmission Intertie

ð NorthWestern Energy supports this third-party, independent review
 – Review will evaluate impacts and use a modeling process to analyze unbiased policy data, scientific data and community values
 – The process will also assess the economic impacts of the project to each county
 – All counties throughout the MSTI project area will be invited to participate
ð The MSTI Review Group includes: Madison County, MT; Jefferson
 County, MT; Western Environmental Law Center; Headwaters
 Economics; Sonoran Institute; Craighead Institute and Future West

MSTI review process

MSTI siting and permitting schedule
ð MFSA Application Filed June 2008/Accepted December 2008
ð Open Season tentatively planned for late 2012 to early 2013 depending on market readiness
ð Draft EIS Published 3rd Qtr 2012
ð Final EIS 3rd Qtr 2013
ð ROD & MT Certificate of Compliance - 4th Qtr 2013
ð Notice to Proceed - 3rd Qtr 2014
ð Start Construction 2015
ð Target Energization 2017

MSTI public vs. private land
ð Extensive review of local routing alternatives to maximize the use of public lands
ð NWE Preferred Route
 – 54% Public Land 46% Private Montana
 – 73% Public Land Idaho
ð Parallel existing BPA 500 kV Route
 – 63% Public Land 37% Private Montana
 – 73% Public Land Idaho
ð Former Agency Preferred Alternative (Jefferson Valley Route)
 – 66% Public Land 34% Private Montana
 – 73% Public Land Idaho

Transmission investment outlook (other)

NorthWestern Energy
Delivering a Bright Future

South Dakota Transmission Opportunities

- *Potential opportunities exist to partner with wind developers and transmission providers in other states to add capacity, improve reliability and move energy to eastern markets from wind zones in South Dakota. Recent authority granted to MISO allows the allocation of costs for Multi-Value Projects (MVP) across the entire MISO footprint, making these projects more attractive. We are currently evaluating*

Proposed Multi Value Project Portfolio
Ellendale
Wind Zones
6
Webster
Aberdeen
1
Redfield
Harrold
Huron
Mitchell
Chamberlain
Sioux Falls
Yankton

- *With over 1,400 MW's of signed generation interconnection agreements and over 2,000 MW's of additional interconnection requests in our Montana queue, additional work is planned annually to prepare our system for the added capacity. Large Generation Interconnection Agreements (LGIA) require the generator, or cost causer, to initially pay for the cost of the network upgrade, and NorthWestern to refund the payments over the following five-year period. A relatively low risk growth opportunity for our company.*

Network Upgrades and Large Generation Interconnections
the cost of joining MISO as compared to the opportunities and other benefits that membership may provide. Investment
opportunities are currently estimated to be between
$300-500 million. The map below is from a
September 2011 MVP Business Case Workshop
and expanded to show the overlay of
our South Dakota transmission
system relative to these
MVP projects.

Outline
Who we are
 Financial update
 Investment opportunities
 Transmission development
 Public policy

A lot of dirt between light bulbs in the West
ð Loads are sometimes a long way from generation
 – The same is true for access to the highest quality renewables
 – Often, the transmission necessary to deliver generation to the market spans company,  geographic and political boundaries.
ð Cost allocation is one of major issues facing transmission development
 – Pancaked rates
 – Regulatory reform at the federal level is behind the curve
 – Local and state concerns at both ends of the transmission line
 • Who pays for export transmission?
 • Regulation for intermittent generation?
 • Protection for retail customers
ð The independent West said no to a region wide RTO - yet elements are being developed
 – NTTG is making progress with several initiatives:
 • ADI
 • Dynamic Scheduling
 • Changes to the scheduling period (from an hour to 30 minutes)
 – The risk is sub-optimization of the grid and of new resources

Policy issues affecting transmission development
ð Lack of coordinated and comprehensive regulatory process
 – Difficulty in satisfying competing federal, state and local needs
 – No RTO in western U.S., unorganized markets
 – Need centralized siting process for interstate transmission that serves regional or national interests
ð State level market protection
 – Mainly CA - preference to in-state renewable projects for job growth
 – Restrictions placed on out of state wind even if lower cost
ð Need clarity on federal policy for ITC and PTC
 – Without clarity, renewable initiatives don’t make near term financial sense
 – Treasury grants expired YE 2011, wind tax credits expire YE 2012
ð Uncertainty increasing from state economic challenges, budget issues, political change
 – Potential impacts - reduction or delay of RPS standards, incentive phase outs
ð Montana Issues
 – Efforts to nullify the new HB 198 eminent domain law are ongoing despite failure of a citizens’ referendum

Conclusion

- Fully-regulated utility
- Financially sound
- Strong cash flows
- Attractive dividend
- Realistic investment opportunities to invest Free Cash Flow

QUESTIONS
Thank You